SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1999

                               UPMFC Trust 1999-1
                               ------------------
                                  (Depositor)

   (Issuer in respect of Union Planters Mortgage Finance Corp. 1999-1, SERIES
   --------------------------------------------------------------------------
                (Exact name of registrant as specified in charter)

   New York                        000-23849                    13-401774
   --------                        ---------                    ---------
(State or other               (Commission File No.)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
organization)



c/o The Bank of New York, as Trustee                         10286
101 Barclay Street-12E                                       -----
New York, New York                                         (Zip Code)
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(Address of principal executive offices)


Registrant's Telephone Number, including area code: (212)-815-2297
                                                    --------------

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

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                  Union Planters Mortgage Finance Corp. 1999-1
                                 SERIES 1999-1

On September 25, 1999, The Bank of New York, as Trustee for UPMFC Trust 1999-1, Union Planters Mortgage Finance Corp. 1999-1 SERIES 1999-1 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1999, among Union Planters Mortgage Finance Corp., Depositor, Union Planters N.A, Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description
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99 Report to Holders of UPMFC Trust 1999-1, Union Planters Mortgage Finance Corp. 1999-1 SERIES 1999-1 relating to the distribution date of September 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1999


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                          By: /s/ Anna H. Felt
                              ------------------------------
                          Name:   Anna H. Felt
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit
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99                  Monthly Remittance Statement dated September 25, 1999